Powertech Labs Inc.	12388 – 88th Avenue	Tel: (604) 590-7500
	Surrey, British Columbia	Fax: (604) 590-5347
	Canada V3W 7R7	www.powertechlabs.com

Service Contract
Project Name: ERC Stage 1
Project Number: 80021642

POWERTECH LABS INC.	Mantra Energy Alternatives Ltd.
(“Powertech”)	(“Client”)
Address: 12388 – 88th Avenue	Address: Suite #562, 800 15355 24th Avenue
Surrey, B.C., Canada, V3W 7R7	Surrey BC, V4A 2H9
Attention: Keith Lee	Attention: Neil Huff
Phone: (604) 590-7438 Fax: (604) 590-6656	Phone/Fax: (604) 306-0487
Email: keith.lee@powertechlabs.com	Email: nhuff@tekion.com

TECHNICAL CONTACTS:
For Powertech	Keith Lee	Phone	(604) 590-7438
For Client	Neil Huff	Phone	(604) 306-0487

AGREEMENT: The attached Attachment ERC Stage 1 Proposal Final 20120524 – Terms and Conditions, and Attachment ERC Stage 1 Proposal Final 20120524 – (entire document), are incorporated in and form a part of this Service Contract and, together with this Service Contract, constitute, and shall be read and interpreted as, one agreement between Powertech and the Client (the “Agreement”).

SCOPE OF WORK: Powertech shall perform the services described in the attached Attachment ERC Stage 1 Proposal Final 20120524 – (entire document) and Project Change Form for Project No. 80021642 Change No. 01 (the “Services”) on the terms and conditions set out in Attachment ERC Stage 1 Proposal Final 20120524 – Terms and Conditions, except as the same are modified or supplemented below in this Service Contract.

PRICE:                    $171,000 plus materials as described in ERC Stage 1 Proposal Final 20120524

THE FOLLOWING PAYMENT PROVISIONS ARE SPECIFIC TO THE AGREEMENT AND MODIFY OR SUPPLEMENT, AND IN THE CASE OF CONFLICT OR INCONSISTENCY SHALL PREVAIL OVER, ATTACHMENT ERC Stage 1 Proposal Final 20120524 – TERMS AND CONDITIONS (if no changes, enter “None”): None

PERIOD OF PERFORMANCE:                    2012-05-29 to 2012-02-19 as described in ERC Stage 1 Proposal Final 20120524

THE FOLLOWING PROVISIONS ARE SPECIFIC TO THE AGREEMENT AND MODIFY OR SUPPLEMENT, AND IN THE CASE OF CONFLICT OR INCONSISTENCY SHALL PREVAIL OVER, ATTACHMENT ERC Stage 1 Proposal Final 20120524 – TERMS AND CONDITIONS (if no changes, enter “None”): None

EXECUTION OF CONTRACT: The undersigned acknowledges (i) having read the terms and conditions of this Agreement, including all attachments, and (ii) that all such terms and conditions collectively constitute a binding agreement of the parties named herein. No other agreement, whether express or implied, exists between such parties. The undersigned further acknowledges receiving a copy of this Agreement and covenants to have legal authority to execute this Agreement on behalf of Powertech or the Client, as applicable.

The parties acknowledge and agree that facsimile signatures shall be as valid to bind the parties as are original signatures.

For (“Powertech”)	POWERTECH LABS INC.	For (“Client”)	Mantra Energy Alternatives Ltd.
Printed Name:	Keith Lee	Printed Name:	Larry Kristof
Signature:	/s/ Keith Lee	Signature:	/s/ Larry Kristof
Title:	Authorized Signatory	Title:	President

This document contains proprietary information and shall not be disclosed to any third party without the prior written permission of Powertech.
Service Contract	Page 1 of 2

Powertech Labs Inc.	12388 – 88th Avenue	Tel: (604) 590-7500
	Surrey, British Columbia	Fax: (604) 590-5347
	Canada V3W 7R7	www.powertechlabs.com

Date:	June 19, 2012	Date:	June 19, 2012

This document contains proprietary information and shall not be disclosed to any third party without the prior written permission of Powertech.
Service Contract	Page 2 of 2